PRESS RELEASE Bill Seymour VP of Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1

ENTEGRIS REPORTS RESULTS FOR THIRD QUARTER OF 2024

•Net sales (as reported) of $808 million, decreased 9% from prior year.
•Adjusted net sales (excluding the impact of divestitures) increased 7% from prior year.
•GAAP diluted EPS of $0.51.
•Non-GAAP diluted EPS of $0.77.

BILLERICA, Mass., November 4, 2024 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s third quarter ended September 28, 2024.
Bertrand Loy, Entegris’ president and chief executive officer, said: “The team delivered margins and non-GAAP EPS within our guidance range, despite third quarter sales coming in below expectations, with revenue growth excluding divestitures of 7 percent year-on-year.”
Mr. Loy added: “2024 is a transition year for the semiconductor industry. The market recovery is taking longer than anticipated and 2024 continues to be a year of limited technology transitions. Customers with significant exposure to AI applications are performing well, but the rest of the industry continues to be challenged. In this environment, we remain focused on maintaining strong profitability while continuing to fund critical investments that further improve our technology leadership and position us to benefit as market demand accelerates.”
“Looking ahead, we remain confident about the growth prospects for the semi industry and Entegris. The technology roadmaps continue to be opportunity-rich for Entegris as our customers drive for more complex device architectures and further miniaturization,” he said. “The resulting process complexity is making our expertise in materials science and materials purity increasingly valuable to our customers. This is expected to fuel our market outperformance and incremental content per wafer opportunities, as new nodes ramp in memory and advanced logic in the years to come.”

Quarterly Financial Results Summary
(in thousands, except percentages and per share data)

GAAP Results	Sep 28, 2024	Sep 30, 2023	Jun 29, 2024
Net sales	$807,694	$888,239	$812,652
Gross margin - as a % of net sales	46.0%	41.3%	46.2%
Operating margin - as a % of net sales	16.9%	13.2%	16.0%
Net income	$77,582	$33,212	$67,696
Diluted earnings per common share	$0.51	$0.22	$0.45

Non-GAAP Results	Sep 28, 2024	Sep 30, 2023	Jun 29, 2024
Adjusted gross margin - as a % of net sales	46.0%	41.4%	46.2%
Adjusted operating margin - as a % of net sales	23.0%	22.0%	22.0%
Adjusted EBITDA - as a % of net sales	28.8%	26.5%	27.8%
Diluted non-GAAP earnings per common share	$0.77	$0.68	$0.71

Fourth Quarter Outlook
For the Company’s guidance for the fourth quarter ending December 31, 2024, the Company expects sales of $810 million to $840 million. The midpoint of this guidance range represents an 8% year-on-year increase, excluding the impact of divestitures. GAAP net income of $75 million to $86 million and diluted earnings per common share is expected to be between $0.49 and $0.56. On a non-GAAP basis, the Company expects diluted earnings per common share to range from $0.75 to $0.82, reflecting net income on a non-GAAP basis in the range of $114 million to $125 million. The Company also expects adjusted EBITDA of approximately 28.5% to 29.5% of sales.

Segment Results
The Company currently operates in three segments:

Materials Solutions (MS): MS provides materials-based solutions, such as chemical mechanical planarization slurries and pads, deposition materials, process chemistries and gases, formulated cleans, etchants and other specialty materials that enable our customers to achieve better device performance and faster time to yield, while providing for lower total cost of ownership.
Microcontamination Control (MC): MC offers advanced filtration solutions that improve customers’ yield, device reliability and cost by filtering and purifying critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions that improve customers’ yields by protecting critical materials during manufacturing, transportation, and storage including products that monitor, protect, transport and deliver critical liquid chemistries, wafers, and other substrates for a broad set of applications in the semiconductor, life sciences and other high-technology industries.
On October 30, 2024, Entegris realigned its operating structure to combine the MC and AMH segments, resulting in two reportable segments: the MS segment and the combined MC / AMH segment. As the realignment occurred during the fourth fiscal quarter of 2024, Entegris has presented the results for its three reporting segments through Q3 2024. Beginning in the fourth quarter, Entegris will provide recasted financial information for the two segment structure.

Third-Quarter Results
Entegris will hold a conference call to discuss its results for the third quarter on Monday, November 4, 2024, at 9:00 a.m. Eastern Time. Participants should dial 800-579-2543 or +1 785-424-1789, referencing confirmation ID: ENTGQ324. Participants are asked to dial in 10 minutes prior to the start of the call. For the live webcast and replay of the call, please Click Here.

Management’s slide presentation concerning the results for the third quarter will be posted on the Investor Relations section of www.entegris.com.

Entegris, Inc. - page 2 of 15

About Entegris
Entegris is a leading supplier of advanced materials and process solutions for the semiconductor and other high-tech industries. Entegris has approximately 8,000 employees throughout its global operations and is ISO 9001 certified. It has manufacturing, customer service and/or research facilities in the United States, Canada, China, Germany, Israel, Japan, Malaysia, Singapore, South Korea, and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted Net Sales, Adjusted EBITDA, Adjusted Gross Profit, Adjusted Segment Profit, Adjusted Operating Income, non-GAAP Net Income, non-GAAP Adjusted Operating Margin and diluted non-GAAP Earnings Per Common Share, together with related measures thereof, are considered “non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company provides supplemental non-GAAP financial measures to better understand and manage its business and believes these measures provide investors and analysts additional and meaningful information for the assessment of the Company’s ongoing results. Management also uses these non-GAAP measures to assist in the evaluation of the performance of its business segments and to make operating decisions. Management believes that the Company’s non-GAAP measures help indicate the Company’s baseline performance before certain gains, losses or other charges that may not be indicative of the Company’s business or future outlook, and that non-GAAP measures offer a more consistent view of business performance. The Company believes the non-GAAP measures aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for such items and providing a level of disclosure that will help investors generally understand how management plans, measures and evaluates the Company’s business performance. Management believes that the inclusion of non-GAAP measures provides greater consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. The reconciliations of GAAP net sales to Adjusted Net Sales (excluding divestitures), GAAP gross profit to Adjusted Gross Profit, GAAP segment profit to Adjusted Operating Income, GAAP net income to Adjusted Operating Income and Adjusted EBITDA, GAAP net income and diluted earnings per common share to non-GAAP Net Income and diluted non-GAAP Earnings Per Common Share and GAAP outlook to non-GAAP outlook are included elsewhere in this release.

Cautionary Note on Forward-Looking Statements
This news release contains “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include statements about fluctuations in demand for semiconductors; global economic uncertainty and the risks inherent in operating a global business; supply chain matters; inflationary pressures; future period guidance or projections; the Company’s performance relative to its markets, including the drivers of such performance; market and technology trends, including the duration and drivers of any growth trends; the development of new products and the success of their introductions; the focus of the Company’s engineering, research and development projects; the Company’s ability to obtain, protect and enforce intellectual property rights; information technology risks; the Company’s ability to execute on our business strategies, including the Company’s expansion of its manufacturing presence in Taiwan and in Colorado Springs; the Company’s capital allocation strategy, which may be modified at any time for any reason, including with respect to share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions and divestitures the Company has made and commercial partnerships the Company has established, including the acquisition of CMC Materials, Inc. (now known as CMC Materials LLC) (“CMC Materials”); the amount of goodwill we carry on our balance sheets; key employee retention; future capital and other expenditures, including estimates thereof; the Company’s expected tax rate; the impact, financial or otherwise, of any organizational changes or changes in the legal and regulatory environment in which we operate; the impact of accounting pronouncements; quantitative and qualitative disclosures about market risk; climate change and our environmental, social and governance commitments; and other matters. These forward-looking statements are based on current management expectations and assumptions only as of the date of this news release, are not guarantees of future performance and involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the level of, and obligations associated with, the Company’s indebtedness, including the debts incurred in connection with the acquisition of CMC Materials; risks related to
Entegris, Inc. - page 3 of 15

the acquisition and integration of CMC Materials, including the ability to achieve the anticipated value-creation contemplated by the acquisition of CMC Materials; raw material shortages, supply and labor constraints, price increases, inflationary pressures and rising interest rates; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; substantial competition; the Company’s concentrated customer base; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; the impact of regional and global instabilities, hostilities and geopolitical uncertainty, including, but not limited to, the ongoing conflicts between Ukraine and Russia, between Israel and Hamas and other tensions in the Middle East, as well as the global responses thereto; the increasing complexity of certain manufacturing processes; changes in government regulations of the countries in which the Company operates, including the imposition of tariffs, export controls and other trade laws, restrictions and changes to national security and international trade policy, especially as they relate to China; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; and other risk factors and additional information described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on February 15, 2024, and in the Company’s other SEC filings. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates.
Entegris, Inc. - page 4 of 15

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	Sep 28, 2024	Sep 30, 2023	Jun 29, 2024
Net sales	$807,694	$888,239	$812,652
Cost of sales	435,869	521,165	436,833
Gross profit	371,825	367,074	375,819
Selling, general and administrative expenses	108,455	116,051	116,315
Engineering, research and development expenses	80,903	66,810	81,885
Amortization of intangible assets	46,226	51,239	47,513
Goodwill impairment	—	15,913	—
Operating income	136,241	117,061	130,106
Interest expense, net	50,419	75,594	52,527
Other (income) expense, net	(212)	10,243	2,977
Income before income tax expense (benefit)	86,034	31,224	74,602
Income tax expense (benefit)	8,190	(2,127)	6,689
Equity in net loss of affiliates	262	139	217
Net income	$77,582	$33,212	$67,696

Basic earnings per common share:	$0.51	$0.22	$0.45
Diluted earnings per common share:	$0.51	$0.22	$0.45

Weighted average shares outstanding:
Basic	151,196	150,127	150,801
Diluted	151,924	151,229	151,819

Entegris, Inc. - page 5 of 15

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Nine months ended
	Sep 28, 2024	Sep 30, 2023
Net sales	$2,391,371	$2,711,635
Cost of sales	1,291,907	1,558,710
Gross profit	1,099,464	1,152,925
Selling, general and administrative expenses	336,963	431,514
Engineering, research and development expenses	234,664	209,746
Amortization of intangible assets	143,898	163,493
Goodwill impairment	—	104,785
Gain on termination of alliance agreement	—	(154,754)
Operating income	383,939	398,141
Interest expense, net	157,325	239,020
Other expense, net	17,050	13,309
Income before income tax expense	209,564	145,812
Income tax expense	18,335	2,851
Equity in net loss of affiliates	685	269
Net income	$190,544	$142,692

Basic earnings per common share:	$1.26	$0.95
Diluted earnings per common share:	$1.26	$0.95

Weighted average shares outstanding:
Basic	150,849	149,793
Diluted	151,820	150,816

Entegris, Inc. - page 6 of 15

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	Sep 28, 2024	Dec 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$432,072	$456,929
Trade accounts and notes receivable, net	503,165	457,052
Inventories, net	643,034	607,051
Deferred tax charges and refundable income taxes	26,941	63,879
Assets held-for-sale	7,004	278,753
Other current assets	102,873	113,663
Total current assets	1,715,089	1,977,327
Property, plant and equipment, net	1,542,356	1,468,043
Right-of-use assets	84,788	80,399
Goodwill	3,946,575	3,945,860
Intangible assets, net	1,138,630	1,281,969
Deferred tax assets and other noncurrent tax assets	20,340	31,432
Other assets	24,979	27,561
Total assets	$8,472,757	$8,812,591
LIABILITIES AND EQUITY
Current liabilities
Current portion of long-term debt	65,000	—
Accounts payable	174,189	134,211
Accrued liabilities	302,336	283,158
Liabilities held-for-sale	925	19,223
Income tax payable	44,241	77,403
Total current liabilities	586,691	513,995
Long-term debt	4,060,690	4,577,141
Long-term lease liabilities	73,017	68,986
Other liabilities	159,849	243,875
Shareholders’ equity	3,592,510	3,408,594
Total liabilities and equity	$8,472,757	$8,812,591

Entegris, Inc. - page 7 of 15

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	Sep 28, 2024	Sep 30, 2023	Sep 28, 2024	Sep 30, 2023
Operating activities:
Net income	$77,582	$33,212	$190,544	$142,692
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	47,098	39,631	139,848	130,125
Amortization	46,226	51,239	143,898	163,493
Share-based compensation expense	15,552	10,280	50,349	52,416
Provision for deferred income taxes	(22,979)	(28,552)	(47,067)	(95,366)
Loss on extinguishment of debt	—	3,593	11,385	10,862
Impairment of goodwill	—	15,913	—	104,785
Gain on termination of alliance agreement	—	—	—	(154,754)
(Gain) loss from sale of businesses and held-for-sale assets, net	—	—	(4,311)	28,579
Other	10,531	18,309	58,795	67,833
Changes in operating assets and liabilities, net of effects of acquisitions:
Trade accounts and notes receivable	(40,167)	(18,236)	(52,075)	(295)
Inventories	(18,213)	68,349	(68,872)	63,340
Accounts payable and accrued liabilities	95,197	27,940	52,563	11,804
Income taxes payable, refundable income taxes and noncurrent taxes payable	(6,785)	(21,204)	(23,708)	(36,774)
Other	(6,815)	(451)	4,276	(2,369)
Net cash provided by operating activities	197,227	200,023	455,625	486,371
Investing activities:
Acquisition of property and equipment	(82,193)	(78,139)	(208,082)	(328,182)
Proceeds, net from sale of businesses	1,189	—	250,789	134,286
Proceeds from termination of alliance agreement	—	—	—	169,251
Other	42	1,553	(1,875)	1,919
Net cash (used in) provided by investing activities	(80,962)	(76,586)	40,832	(22,726)
Financing activities:
Proceeds from debt	—	100,279	254,537	217,449
Payments of debt	—	(175,279)	(728,311)	(603,950)
Payments for debt issuance costs	—	—	—	(3,475)
Payments for dividends	(15,123)	(15,052)	(45,478)	(45,202)
Issuance of common stock	3,150	866	13,617	30,174
Taxes paid related to net share settlement of equity awards	(840)	(1,894)	(16,146)	(11,540)
Other	(913)	(345)	(1,815)	(923)
Net cash used in financing activities	(13,726)	(91,425)	(523,596)	(417,467)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	9,525	(5,009)	2,282	(15,597)
Increase (decrease) in cash, cash equivalents and restricted cash	112,064	27,003	(24,857)	30,581
Cash, cash equivalents and restricted cash at beginning of period	320,008	567,017	456,929	563,439
Cash, cash equivalents and restricted cash at end of period	$432,072	$594,020	$432,072	$594,020
Entegris, Inc. - page 8 of 15

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
Net sales	Sep 28, 2024	Sep 30, 2023	Jun 29, 2024	Sep 28, 2024	Sep 30, 2023
Materials Solutions	$346,634	$435,538	$342,333	$1,039,003	$1,324,502
Microcontamination Control	286,995	286,217	293,769	848,628	839,128
Advanced Materials Handling	182,177	180,248	188,225	533,256	589,457
Inter-segment elimination	(8,112)	(13,764)	(11,675)	(29,516)	(41,452)
Total net sales	$807,694	$888,239	$812,652	$2,391,371	$2,711,635

	Three months ended			Nine months ended
Segment profit	Sep 28, 2024	Sep 30, 2023	Jun 29, 2024	Sep 28, 2024	Sep 30, 2023
Materials Solutions	$71,706	$56,955	$70,268	$209,098	$243,171
Microcontamination Control	96,704	101,132	93,709	276,968	297,790
Advanced Materials Handling	30,611	31,642	28,980	84,197	115,637
Total segment profit	199,021	189,729	192,957	570,263	656,598
Amortization of intangibles	(46,226)	(51,239)	(47,513)	(143,898)	(163,493)
Unallocated expenses	(16,554)	(21,429)	(15,338)	(42,426)	(94,964)
Total operating income	$136,241	$117,061	$130,106	$383,939	$398,141

Entegris, Inc. - page 9 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)

	Three months ended			Nine months ended
	Sep 28, 2024	Sep 30, 2023	Jun 29, 2024	Sep 28, 2024	Sep 30, 2023
Net Sales	$807,694	$888,239	$812,652	$2,391,371	$2,711,635
Gross profit-GAAP	$371,825	$367,074	$375,819	$1,099,464	$1,152,925
Adjustments to gross profit:
Restructuring costs [1]	—	789	—	—	8,166
Adjusted gross profit	$371,825	$367,863	$375,819	$1,099,464	$1,161,091

Gross margin - as a % of net sales	46.0%	41.3%	46.2%	46.0%	42.5%
Adjusted gross margin - as a % of net sales	46.0%	41.4%	46.2%	46.0%	42.8%

1 Restructuring charges resulting from cost saving initiatives.

Entegris, Inc. - page 10 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
Adjusted segment profit	Sep 28, 2024	Sep 30, 2023	Jun 29, 2024	Sep 28, 2024	Sep 30, 2023
MS segment profit	$71,706	$56,955	$70,268	$209,098	$243,171
Restructuring costs [1]	—	519	—	—	7,627
Loss (gain) on sale of businesses and held-for-sale assets, net [2]	—	—	537	(4,311)	28,578
Goodwill impairment [3]	—	15,913	—	—	104,785
Gain on termination of alliance agreement [4]	—	—	—	—	(154,754)
Impairment on long-lived assets [5]	—	—	—	12,967	—
MS adjusted segment profit	$71,706	$73,387	$70,805	$217,754	$229,407

MC segment profit	$96,704	$101,132	$93,709	$276,968	$297,790
Restructuring costs [1]	—	215	—	—	3,010
MC adjusted segment profit	$96,704	$101,347	$93,709	$276,968	$300,800

AMH segment profit	$30,611	$31,642	$28,980	$84,197	$115,637
Restructuring costs [1]	—	467	—	—	1,721
AMH adjusted segment profit	$30,611	$32,109	$28,980	$84,197	$117,358

Unallocated general and administrative expenses	$16,554	$21,429	$15,338	$42,426	$94,964
Less: unallocated deal and integration costs	(426)	(10,301)	(724)	(3,368)	(48,717)
Less: unallocated restructuring costs [1]	—	—	—	—	(86)
Less: unallocated acquired tax equalization asset reduction [6]	(2,959)	—	—	(2,959)	—
Adjusted unallocated general and administrative expenses	$13,169	$11,128	$14,614	$36,099	$46,161

Total adjusted segment profit	$199,021	$206,843	$193,494	$578,919	$647,565
Less: adjusted unallocated general and administrative expenses	(13,169)	(11,128)	(14,614)	(36,099)	(46,161)
Total adjusted operating income	$185,852	$195,715	$178,880	$542,820	$601,404

1 Restructuring charges resulting from cost saving initiatives.
2 Loss (gain) from the sale of certain businesses and held-for-sale assets, net.
3 Non-cash impairment charges associated with goodwill.
4 Gain on the termination of the alliance agreement with MacDermid Enthone.
5 Impairment of long-lived assets.
6 Represents an asset reduction of an acquired tax equalization asset from the CMC Materials acquisition.
Entegris, Inc. - page 11 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
	Sep 28, 2024	Sep 30, 2023	Jun 29, 2024	Sep 28, 2024	Sep 30, 2023
Net sales	$807,694	$888,239	$812,652	$2,391,371	$2,711,635
Net income	$77,582	$33,212	$67,696	$190,544	$142,692
Net income - as a % of net sales	9.6%	3.7%	8.3%	8.0%	5.3%
Adjustments to net income:
Equity in net loss of affiliates	262	139	217	685	269
Income tax expense (benefit)	8,190	(2,127)	6,689	18,335	2,851
Interest expense, net	50,419	75,594	52,527	157,325	239,020
Other (income) expense, net	(212)	10,243	2,977	17,050	13,309
GAAP - Operating income	136,241	117,061	130,106	383,939	398,141
Operating margin - as a % of net sales	16.9%	13.2%	16.0%	16.1%	14.7%
Goodwill impairment [1]	—	15,913	—	—	104,785
Deal and transaction costs [2]	—	—	—	—	3,001
Integration costs:
Professional fees [3]	287	6,756	147	2,574	32,068
Severance costs [4]	139	(454)	577	794	1,873
Retention costs [5]	—	45	—	—	1,687
Other costs [6]	—	3,953	—	—	10,087
Restructuring costs [7]	—	1,202	—	—	12,444
Acquired tax equalization asset reduction [8]	2,959	—	—	2,959	—
Loss (gain) on sale of businesses and held-for-sale assets, net [9]	—	—	537	(4,311)	28,579
Gain on termination of alliance agreement [10]	—	—	—	—	(154,754)
Impairment of long-lived assets [11]	—	—	—	12,967	—
Amortization of intangible assets [12]	46,226	51,239	47,513	143,898	163,493
Adjusted operating income	185,852	195,715	178,880	542,820	601,404
Adjusted operating margin - as a % of net sales	23.0%	22.0%	22.0%	22.7%	22.2%
Depreciation	47,098	39,631	47,407	139,848	130,125
Adjusted EBITDA	$232,950	$235,346	$226,287	$682,668	$731,529
Adjusted EBITDA - as a % of net sales	28.8%	26.5%	27.8%	28.5%	27.0%
1 Non-cash impairment charges associated with goodwill.
2 Deal and transaction costs associated with the CMC Materials acquisition and completed divestitures.
3 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations. These fees arise outside of the ordinary course of our continuing operations.
4 Represents severance charges related to the integration of the CMC Materials acquisition.
5 Represents retention charges related directly to the CMC Materials acquisition and completed divestitures, and are not part of our normal, recurring cash operating expenses.
6 Represents other employee related costs and other costs incurred relating to the CMC Materials acquisition and the completed divestitures. These costs arise outside of the ordinary course of our continuing operations.
7 Restructuring charges resulting from cost saving initiatives.
8 Represents an asset reduction of an acquired tax equalization asset from the CMC Materials acquisition.
9 Loss (gain) from the sale of certain businesses and held-for-sale assets, net.
10Gain on the termination of the alliance agreement with MacDermid Enthone.
11 Impairment of long-lived assets.
12 Non-cash amortization expense associated with intangibles acquired in acquisitions.
Entegris, Inc. - page 12 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share
(In thousands, except per share data) (Unaudited)

	Three months ended			Nine months ended
	Sep 28, 2024	Sep 30, 2023	Jun 29, 2024	Sep 28, 2024	Sep 30, 2023
GAAP net income	$77,582	$33,212	$67,696	$190,544	$142,692
Adjustments to net income:
Goodwill impairment [1]	—	15,913	—	—	104,785
Deal and transaction costs [2]	—	—	—	—	3,001
Integration costs:
Professional fees [3]	287	6,756	147	2,574	32,068
Severance costs [4]	139	(454)	577	794	1,873
Retention costs [5]	—	45	—	—	1,687
Other costs [6]	—	3,953	—	—	10,087
Restructuring costs [7]	—	1,202	—	—	12,444
Acquired tax equalization asset reduction [8]	2,959	—	—	2,959	—
Loss on extinguishment of debt and modification [9]	—	4,532	796	12,347	12,893
Loss (gain) on sale of businesses and held-for-sale assets, net [10]	—	—	537	(4,311)	28,579
Gain on termination of alliance agreement [11]	—	—	—	—	(154,754)
Infineum termination fee, net [12]	—	—	—	—	(10,877)
Impairment of long-lived assets [13]	—	—	—	12,967	—
Amortization of intangible assets [14]	46,226	51,239	47,513	143,898	163,493
Tax effect of adjustments to net income and discrete tax items[15]	(9,611)	(12,810)	(10,157)	(33,309)	(46,996)
Non-GAAP net income	$117,582	$103,588	$107,109	$328,463	$300,975

Diluted earnings per common share	$0.51	$0.22	$0.45	$1.26	$0.95
Effect of adjustments to net income	$0.26	$0.46	$0.26	$0.91	$1.05
Diluted non-GAAP earnings per common share	$0.77	$0.68	$0.71	$2.16	$2.00

Diluted weighted averages shares outstanding	151,924	151,229	151,819	151,820	150,816
Diluted non-GAAP weighted average shares outstanding	151,924	151,229	151,819	151,820	150,816

1 Non-cash impairment charges associated with goodwill.
2 Deal and transaction costs associated with the CMC Materials acquisition and completed divestitures.
3 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations. These fees arise outside of the ordinary course of our continuing operations.
4 Represents severance charges related to the integration of CMC Materials.
5 Represents retention charges related directly to the CMC Materials acquisition and completed divestitures, and are not part of our normal, recurring cash operating expenses.
6 Represents other employee-related costs and other costs incurred relating to the CMC Materials acquisition and completed divestitures. These costs arise outside of the ordinary course of our continuing operations.
7 Restructuring charges resulting from cost saving initiatives.
8 Represents an asset reduction of an acquired tax equalization asset from the CMC Materials acquisition.
9 Non-recurring loss on extinguishment of debt and modification of our Credit Agreement.
10 Loss (gain) from the sale of certain businesses and held-for-sale assets, net.
11 Gain on the termination of the alliance agreement with MacDermid Enthone.
12Non-recurring gain from Infineum termination fee.
13 Impairment of long-lived assets.
14Non-cash amortization expense associated with intangibles acquired in acquisitions.
15 The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate for each respective year.
Entegris, Inc. - page 13 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of Reported Net Sales to Adjusted Net Sales (excluding divestitures) Non-GAAP
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
	Sep 28, 2024	Sep 30, 2023	Jun 29, 2024	Sep 28, 2024	Sep 30, 2023
Net sales	$807,694	$888,239	$812,652	$2,391,371	$2,711,635
Less: divestitures [1]	—	(132,250)	—	(33,907)	(411,513)
Adjusted Net sales (excluding divestitures) Non-GAAP	$807,694	$755,989	$812,652	$2,357,464	$2,300,122

1 Adjusted for the impact of net sales from divestitures.

Entegris, Inc. - page 14 of 15

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook *
(In millions, except per share data)
(Unaudited)

Fourth Quarter Outlook
Reconciliation GAAP Operating Margin to non-GAAP Operating Margin and Adjusted EBITDA Margin	December 31, 2024
Net sales	$810 - $840
GAAP - Operating income	$136 - $154
Operating margin - as a % of net sales	16.8% - 18.4%
Amortization of intangible assets	46
Adjusted operating income	$183 - $201
Adjusted operating margin - as a % of net sales	22.5% - 23.9%
Depreciation	48
Adjusted EBITDA	$231- $248
Adjusted EBITDA - as a % of net sales	28.5% - 29.5%

Fourth Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	December 31, 2024
GAAP net income	$75 - $86
Adjustments to net income:
Amortization of intangible assets	46
Income tax effect	(7)
Non-GAAP net income	$114 - $125

Fourth Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	December 31, 2024
Diluted earnings per common share	$0.49 - $0.56
Adjustments to diluted earnings per common share:
Amortization of intangible assets	0.30
Income tax effect	(0.04)
Diluted non-GAAP earnings per common share	$0.75 - $0.82

*As a result of displaying amounts in millions, rounding differences may exist in the tables.

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Entegris, Inc. - page 15 of 15